           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement   [   ]     Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               WISMER*MARTIN, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.

[   ]     $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).

[   ]     Fee computed on table below per to Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

          5)   Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               -----------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
          3)   Filing Party:

               -----------------------------------------------------------------

          4)   Date Filed:

               -----------------------------------------------------------------

                               WISMER*MARTIN, INC.
                            N. 12828 Newport Highway
                             Mead, Washington  99021

                    Notice of Annual Meeting of Stockholders
                           to be held November 7, 1995
                              ---------------------

TO THE STOCKHOLDERS OF WISMER*MARTIN, INC.

The Annual Meeting of the Stockholders of Wismer*Martin, Inc., a Washington corporation (the "Company"), will be held on Tuesday, November 7, 1995, at 1:30 P.M. Pacific Standard Time at the Company's corporate offices located at N. 12828 Newport Highway, Mead, Washington 99021 (the "Annual Meeting"), for the following purposes:

  1. To elect six directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected or appointed.

  2. To consider and vote upon a proposal to approve the selection of BDO Seidman, LLP as independent public accountants of the Company for the fiscal year ending June 30, 1996.

  3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

The close of business on October 2, 1995, has been designated as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                   By order of the Board of Directors



Mead, Washington                   Douglas A. Willford
October 10, 1995                   Secretary

                             YOUR VOTE IS IMPORTANT

The Board of Directors has nominated six persons for election as Directors, five of whom currently act as Directors of the Company. The affirmative vote of a majority of the shares present at the Annual Meeting is necessary for the election of directors and the approval of the selection of independent public accountants. We consider the vote of each stockholder important, whatever the number of shares held. If you are unable to attend the meeting in person, please sign, date and return your proxy in the enclosed envelope at your earliest convenience. The prompt return of your proxy will save expense to your Company.

THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY.


                                 PROXY STATEMENT

PROXIES, SOLICITATION AND VOTING

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies in the accompanying form to be used at the Annual Meeting of Stockholders on November 7, 1995. It was mailed to shareholders on or about October 11, 1995. Properly executed and dated proxies received will be voted in accordance with instructions thereon. If no instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted for the election of the nominees for Directors designated below, for the approval of the selection of BDO Seidman, LLP as the independent certified public accountants of the Company and, as to any other business that comes before the meeting, in the manner deemed in the best interests of the Company by management.

A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the company an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked if a stockholder attends the Annual Meeting and notifies the Company that the stockholder desires to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

As of the record date, October 2, 1995, the Company had outstanding and entitled to vote 16,207,160 shares of Common Stock, each of which is entitled to one vote on each matter to be voted on at the meeting. The Articles of Incorporation of the Company state that shareholders are not entitled to exercise cumulative voting rights for the election of Directors.


                              ELECTION OF DIRECTORS

The Board of Directors of the company is comprised of six members. The names, ages, business experience during the past five years and positions of the nominees for Directors are set forth below. All Directors serve until the next Annual Meeting and until their successors are elected and qualified. Officers are appointed annually by the Board of Directors at the organizational meeting of Directors following the Annual Meeting. There are no arrangements or understandings between any nominee and any other nominee pursuant to which the nominee is listed below.

NOMINEES FOR DIRECTORS

NAME                       AGE   RECENT BUSINESS AND PROFESSIONAL EXPERIENCE
--------------------       ---   ----------------------------------------------

Ronald L. Holden           49    Director of the Company since October 18, 1991
                                 and Chairman of the Board of Directors since
                                 February 13, 1992. Chief Executive Officer of the Company since January 4,1995. President and a member of the Board of Directors of National Healthtech Corporation from 1990 to
                                 1993.

Glen E. Martin             52    Director of the Company since November 1982.
                                 Co-founder of the Company. Chairman and Vice-
                                 President of August Systems, Inc. since
                                 November, 1992.  Executive Vice President from
                                 May, 1988 to October, 1992.

Clarence H. Barnes, Ph.D.  53    Director of the Company since November, 1989.
                                 Dean, School of Business Administration,
                                 Gonzaga University, Spokane, Washington, 1980-
                                 Present.

John F. Perez              47    Director of the Company since July 13, 1993.
                                 President of the Company since March 15, 1995.
                                 Chief Executive Officer of Integrated Health
                                 Systems, Inc., a subsidiary of the Company from July 1993 until Present. Chief Executive
                                 Officer of Software Technology Services from
                                 June, 1990 to June, 1993.

William D. Engel           60    Director of the Company since March 15, 1995.
                                 President and Chief Executive Officer of
                                 Logica, Inc. (the U.S. subsidiary of Logica plc) since September 1993. Prior to that date, Mr. Engel was a division executive at Dynatech
                                 Corporation.

Robert K. Bublitz          44    Principal in the public accounting firm of
                                 Bublitz & Dincolo, Plc since 1991. Prior to that date, Mr. Bublitz was a partner with the international public accounting firm of Ernst &
                                 Young.

                 CERTAIN INFORMATION ABOUT THE FUNCTIONS OF THE
                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

During the fiscal year ended June 30, 1995, there were four regular board meetings, all of which were attended by Mr. Holden, Mr. Martin, Dr. Barnes and Mr. Perez. Dr. Eidemiller was unable to be present for the June 27, 1995 board meeting. Mr. Engel was elected at the last Annual Meeting, which was held on March 21, 1995, and attended the regular board meeting on June 27, 1995. Mr. Hatch attended each of the board meetings up to, and including, the January 4, 1995 meeting, at which time he resigned from the board of directors. The standing committees of the Board of Directors are the Audit and Compensation committees. Each director attended every meeting of the committees on which they served.

The Audit Committee consists of Messrs. Holden and Barnes. The Audit Committee's principal functions are to review the audited financial statements and recommend the selection of auditors to the Board of Directors.

The Compensation Committee consists of Messrs. Holden, Perez, Barnes and Eidemiller. The Compensation Committee's principal functions are to make recommendations to the Board of Directors concerning executive management's compensation program.


                       COMPENSATION OF EXECUTIVE OFFICERS


EXECUTIVE OFFICERS OF THE COMPANY


NAME                     AGE   POSITION AND TERM SERVED
----------------------   ---   ------------------------------------------------

Ronald L. Holden         49    Chief Executive Officer since January 4, 1995. He
                               has been Chairman of the Board of Directors since
                               February 13, 1992. He was President and a member of the Board of Directors of National Healthtech
                               Corporation from 1990 to 1993.

John F. Perez            47    President and Chief Operating Officer since March
                               15, 1995.  Chief Executive Officer of Integrated
                               Health Systems, Inc., a subsidiary of
                               Wismer*Martin, from July, 1993 until present.
                               Prior to that he was CEO of Software Technology
                               Services providing programming and product development in the healthcare industry

William E. Campbell III  41    Executive Vice President - Corporate Development
                               since January 4, 1995. Mr. Campbell was a senior associate for Booz, Allen & Hamilton for several years providing operational and technology consultation to healthcare organizations before becoming an employee of the Company on April 1, 1994

Douglas A. Willford      39    Chief Financial Officer since January 4, 1995 and
                               Secretary and Treasurer since June 27, 1995.  Mr.
                               Willford has served as CFO of Integrated Health
                               Systems, Inc. (a subsidiary of Wismer*Martin) since July, 1993. Prior to that date, served as CFO for a hospital and two healthcare management organizations.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table presents information regarding the aggregate compensation for the fiscal years ended June 30, 1995, 1994 and 1993 paid or accrued for (i) the Chief Executive Officer of the Company and (ii) the three other most highly paid executive officers of the Company.


------------------------------------------------------------------------------------------------------------
                                                  Annual Compensation                     Long-Term
                                Fiscal                                                    Compensation
   Name and                   Year Ended                                   Other          Awards Options
Principal Position            June 30,       Salary         Bonus          Compensation   (# of Shares)
------------------------------------------------------------------------------------------------------------
Ronald L. Holden(1)              1995      $ 140,000            $ -0-     $ 60,000              -0-
Chairman of the Board            1994      $  54,250            $ -0-     $ 60,000              -0-
Chief Executive Officer          1993       $  -0-              $ -0-      $  -0-               -0-
------------------------------------------------------------------------------------------------------------

John F. Perez(2)                 1995      $ 120,000            $ -0-      $ -0-              200,000
President and                    1994      $  46,000            $ -0-      $ -0-               -0-
Chief Operating Officer          1993       $  -0-              $ -0-      $ -0-               -0-
------------------------------------------------------------------------------------------------------------

William E. Campbell III(3)       1995      $  95,000            $ -0-      $ -0-             200,000
Executive Vice President         1994      $  23,750            $ -0-      $ -0-               -0-
Corporate Development            1993       $  -0-              $ -0-      $ -0-               -0-
------------------------------------------------------------------------------------------------------------

Douglas A. Willford(4)           1995      $  90,000            $ -0-      $ -0-             100,000
Executive Vice President         1994      $  36,890            $ -0-      $ -0-                -0-
Chief Financial Officer          1993       $  -0-              $ -0-      $ -0-                -0-
and Secretary/Treasurer
------------------------------------------------------------------------------------------------------------


(1) The compensation for Mr. Holden for 1994 represents compensation received from Integrated Health Systems, Inc. from the date of acquisition, February 10, 1994, through the fiscal year ending June 30, 1994. The other compensation represents consulting fees received from the Company for the fiscal year ending June 30, 1994. Mr. Holden was engaged by the Company beginning July 1, 1993. Mr. Holden became the Chief Executive Officer of the Company on January 4, 1995.

(2) The compensation for Mr. Perez for 1994 represents compensation received from Integrated Health Systems, Inc. from the date of acquisition, February 10, 1994, through the fiscal year ending June 30, 1994. Mr. Perez became the President and Chief Operating Officer of the Company on March 15, 1995.

(3) The compensation for Mr. Campbell for 1994 represents compensation received from Integrated Health Systems, Inc. from his date of hire, April 1, 1994, through the fiscal year ending June 30, 1994. Mr. Campbell became an Executive Vice President of the Company on January 4, 1995.

(4) The compensation for Mr. Willford for 1994 represents compensation received from Integrated Health Systems, Inc. from the date of acquisition, February 10, 1994, through the fiscal year ending June 30, 1994. Mr. Willford became Vice President and Chief Financial Officer of the Company on
     January 4, 1995, and was appointed Executive Vice President, Secretary and Treasurer for the Company on June 27, 1995.

                       COMPENSATION OF EXECUTIVE OFFICERS

STOCK OPTION GRANTS IN LAST FISCAL YEAR

The following table presents the stock options granted during the fiscal year ended June 30, 1995. No stock options were granted during the fiscal year ended June 30, 1994.


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                   Potential Realized Value at
                     Number of       % of Total                                      Assumed Annual Rates of
                    Securities        Options                                        Stock Price Appreciation
                    Underlying       Granted to    Exercise                               for Option Term
                     Options          Employees      Price                         ---------------------------
     Name            Granted          in 1995      ($/Share)    Expiration Date          5%             10%
--------------------------------------------------------------------------------------------------------------
John F. Perez        200,000          38.10%        $0.79        March 18, 1998       $15,644         $41,650
--------------------------------------------------------------------------------------------------------------
William E. Campbell  200,000          38.10%        $0.79        March 18, 1998       $15,644         $41,650
--------------------------------------------------------------------------------------------------------------
Douglas A. Willford  100,000          19.05%        $0.79        March 18, 1998        $7,822         $20,825
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

The following table presents stock options exercised by the Company's Chief Executive Officer and the Company's executive officers during fiscal year 1995, and the value of all unexercised options at year-end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's stock on June 30, 1995.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                                                      Number of          Value of Unexercised In-
                             Shares              Unexercised Options at   the-Money Options at
                           Acquired on   Value     Fiscal Year End         Fiscal Year End ($)
                             Exercise   Realized     Exercisable/            Exercisable/
Name                          (#)          ($)      Unexercisable           Unexercisable
----------------------------------------------------------------------------------------------------
John F. Perez                   -0-       -0-        200,000 / -0-          $ -0- / $ -0-
----------------------------------------------------------------------------------------------------
William E. Campbell, III        -0-       -0-        200,000 / -0-          $ -0- / $ -0-
----------------------------------------------------------------------------------------------------
Douglas A. Willford             -0-       -0-        100,000 / -0-          $ -0- / $ -0-
----------------------------------------------------------------------------------------------------

The options are generally exercisable for a three-year period and expire: i) immediately upon termination of the employee for cause, ii) sixty days after termination without cause, or iii) ninety days after death or disability of the employee.
                               OTHER TRANSACTIONS

Directors who are not officers of the Company are paid $1,000 for each meeting attended and are reimbursed for travel expenses actually incurred.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 2, 1995, (a) by each person who is known by the Company to beneficially own more than five percent of the Common Stock, (b) by each executive officer named in the Summary Compensation table and each director of the Company, and (c) by all executive officers and directors of the Company as a group. Shares not outstanding but deemed beneficially owned by virtue of the right of an individual or group to acquire them within 60 days are treated as outstanding only when determining the amount and percentage owned by such individual or group. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown. Common Stock is the only class of shares issued by the Company. The total number of shares issued and outstanding on October 2, 1995 were 16,207,160.



                                           Number of Shares
Name and Address                          Beneficially Owned  Percent of Class
---------------------------------------   ------------------  ----------------
EXECUTIVE OFFICERS AND DIRECTORS
Ronald Holden
N. 12828 Newport Highway                      7,669,916          47.3%
Mead, WA 99021

Clarence H. Barnes, Ph.D. (1)
W. 614 17th Street                               32,000        Less than 1%
Spokane, Washington 99203

Glen E. Martin (2)
West 1406 Elmwood Court                         368,333           2.3%
Spokane, Washington 99218

Larry R. Eidemiller, M.D. (3)
5051 S.W. Downs View Court                        5,000        Less than 1%
Portland, Oregon 97221

John Perez (4)
1124 E. Plateau Rd.                             642,000           3.9%
Spokane, Washington 99203

William E. Campbell III (5)
1336 98th Ave. N.E.                             206,000           1.3%
Bellevue, Washington 98004

Douglas A. Willford (6)
5816 N. Drumheller                              200,000           1.2%
Spokane, Washington 99205

All executive officers and directors
as a group                                    9,772,700          63.7%

OTHER HOLDERS OF MORE THAN FIVE PERCENT

Ivory & Sime, Plc
One Charlotte Square                          1,045,000           6.4%
Edinburgh, Scotland EH2 4DZ

Stanley T. Hatch
North 1619 Westpoint Road                       958,500           5.8%
Spokane, Washington 99201

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

(1) Dr. Barnes holds a stock purchase warrant that allows him to purchase 5,000 shares of the Company's common stock. The shares reflected above include 22,000 shares currently held plus the 5,000 shares for which Dr. Barnes is deemed to be the beneficial owner. Dr. Barnes' ownership is based upon the total outstanding stock on October 2, 1995 plus the 5,000 shares assumed to be exercised by Dr. Barnes.

(2) Mr. Martin holds a stock purchase warrant that allows him to purchase 5,000 shares of the Company's common stock. If the stock purchase warrant was exercised, Mr. Martin would be entitled to 5,000 shares of common stock in addition to his current holdings of 363,000 shares of common stock. The shares reflected above include the 363,000 shares currently held plus the 5,000 shares for which Mr. Martin is deemed to be the beneficial owner.
     Mr. Martin's ownership is based upon the total outstanding stock on October 2, 1995 plus the 5,000 shares assumed to be exercised by Mr. Martin.

(3) Dr. Eidemiller holds a stock purchase warrant that allows him to purchase 5,000 shares of the Company's common stock. The shares reflected above reflect the 5,000 shares for which Dr. Eidemiller is deemed to be the beneficial owner. Dr. Eidemiller's ownership is based upon the total outstanding stock on October 2, 1995 plus the 5,000 shares assumed to be exercised by Dr. Eidemiller.

(4) Mr. Perez holds current stock options that allow him to purchase 200,000 additional shares of the Company's common stock. If the stock option were exercised, Mr. Perez would be entitled to 200,000 shares of common stock in addition to his current holdings of 442,000 shares. The shares reflected above include the 442,000 shares currently held plus the 200,000 shares for which Mr. Perez is deemed to be the beneficial owner. Mr. Perez's ownership is based upon the total outstanding stock on October 2, 1995 plus the 200,000 shares assumed to be converted by Mr. Perez.

(5) Mr. Campbell holds current stock options that allows him to purchase 200,000 additional shares of the Company's common stock. The shares reflected above include the 6,000 shares currently held plus the 200,000 shares for which Mr. Campbell is deemed to be the beneficial owner. Mr. Campbell's ownership is based upon the total outstanding stock on October 2, 1995 plus the 200,000 shares assumed to be exercised by Mr. Campbell.

(6) Mr. Willford holds current stock options that allow him to purchase 100,000 additional shares of the Company's common stock. If the stock option were exercised, Mr. Willford would be entitled to 100,000 shares of common stock in addition to his current holdings of 100,000 shares. The shares reflected above include the 100,000 shares currently held plus the 100,000 shares for which Mr. Willford is deemed to be the beneficial owner. Mr. Willford's ownership is based upon the total outstanding stock on October 2, 1995 plus the 100,000 shares assumed to be converted by Mr. Willford.

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors of the Company selected BDO Seidman, LLP as independent public accountants to examine the financial statements of the Company for the fiscal year ending June 30, 1996 and directed such selection to be submitted for approval by the stockholders at the next Annual Meeting.

BDO Seidman, LLP has examined the financial statements of the Company in connection with the Company's public offering on Form SB-2, which included an examination of the financial statements for the years ended June 30, 1993 and 1994 and for the nine month period ended March 31, 1995. BDO Seidman, LLP has also examined the Company's annual financial statements for the year ended June 30, 1995.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 1996. If a majority of the voting power represented at the meeting fails to approve the selection of BDO Seidman, LLP as independent certified public accountants, the Board of Directors will consider the selection of another accounting firm. Representatives of BDO Seidman, LLP will be present at the Annual Meeting with the opportunity to respond to appropriate questions.

                 SHAREHOLDERS' PROPOSALS FOR 1996 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Annual Meeting of Stockholders to be held in November, 1996, should be submitted by certified mail, return receipt requested, and must be received by the Company at its headquarters in Mead, Washington on or before July 3, 1996 to be eligible for inclusion in the Company's proxy statement relating to that meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

No other matters are intended to be brought before the Annual Meeting by the Company nor does the Company know of any matters to be brought before the Annual Meeting by others. If, however, any other matters properly come before the meeting, the persons named in the proxy will vote the shares represented thereby in accordance with the judgment of management on any such matters.

                                            By order of the Board of Directors

                                            Douglas A. Willford
                                            Secretary
October 10, 1995

THE ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1995, IS INCLUDED WITH THIS PROXY STATEMENT (WITHOUT EXHIBITS). A COPY OF THE EXHIBITS TO THE FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SENT TO SHAREHOLDERS UPON REQUEST (PAYMENT OF A REASONABLE CHARGE FOR EXHIBITS MAY BE REQUESTED BY THE COMPANY). REQUESTS SHOULD BE MADE TO DOUGLAS A. WILLFORD, CHIEF FINANCIAL OFFICER, WISMER*MARTIN, INC., N. 12828 NEWPORT HIGHWAY, MEAD, WASHINGTON 99021.

PROXY                          WISMER*MARTIN, INC.                         PROXY
                N. 12828 NEWPORT HIGHWAY MEAD, WASHINGTON  99021

The undersigned hereby constitutes and appoints Ronald L. Holden, John F. Perez or Douglas A. Willford, and each of them proxies with full power of substitution, to vote according to the number of votes which the undersigned would be entitled to cast if then personally present at the Annual Meeting of Shareholders of WISMER*MARTIN, INC. on Tuesday, November 7, 1995 at 1:30 p.m. at the offices of the Company and any adjournments thereof, in their discretion upon the matters specifically described herein and upon such other business as may properly be brought before the meeting.

THE DIRECTORS RECOMMEND A VOTE IN FAVOR OF ALL PROPOSALS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED IN FAVOR OF THE ACTIONS BELOW.

1.        Election of Directors:

     / / For all nominees listed below (except as marked to the contrary below).

     / /    Withhold authority for all of the nominees listed below.

            (INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below.)

          Ronald L. Holden    Glen E. Martin      Clarence H. Barnes
          John F. Perez       William D. Engel    Robert K. Bublitz

2. Selection of BDO Seidman, LLP as independent certified public accountants for the Company.

     / /    For          / /  Against        / /  Abstain

3. To Vote in their discretion upon such other matters as may properly come before the meeting.

     / /    For          / /  Against        / /  Abstain

         Please sign on the reverse side and return this proxy promptly.

                               WISMER*MARTIN, INC.

THIS PROXY, MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 11, 1995, IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 7, 1995, AT 1:30P.M. AT THE COMPANY'S OFFICES, N. 12828 NEWPORT HIGHWAY, MEAD, WASHINGTON 99021.

     DATED              ,  1995
           ------------


----------------------------------------------
(Signature)

----------------------------------------------
(Signature, if held jointly)

Where stock is registered in the names of two or more persons ALL should sign. Signature(s) should correspond exactly with the name(s) as shown at left.
Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

(over)